  Summary Prospectus

Touchstone Large Cap Fund  October 30, 2015

Class A Ticker: TACLX Class C Ticker: TFCCX
Class Y Ticker: TLCYX Institutional Shares Ticker: TLCIX

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated October 30, 2015, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund's prospectus and other information about the Fund, go to TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone Large Cap Fund (the "Fund") seeks to provide investors with long-term capital growth.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in Touchstone Funds. More information about these and other discounts is available from your financial professional, in the section entitled "Choosing a Class of Shares" in the Fund's prospectus on page 44 and in the Fund's Statement of Additional Information ("SAI") on page 66.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[1]	3.22%	2.64%	0.49%	0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	4.18%	4.35%	1.20%	0.99%
Fee Waiver or Expense Reimbursement[3]	(3.05)%	(2.47)%	(0.32)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[3]	1.13%	1.88%	0.88%	0.78%

1Other Expenses have been restated to reflect contractual changes to the Fund's Administration Agreement effective January 1, 2015.

2Total Annual Fund Operating Expenses have been restated to reflect Acquired Fund Fees and Expenses and contractual changes in the Fund's Administration Agreement and will differ from the ratio of expenses to average net assets that is included in the Fund's annual report for the fiscal year ended June 30, 2015.

3Touchstone Advisors, Inc. and Touchstone Strategic Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.12%, 1.87%, 0.87%, and 0.77%, of average monthly net assets for Classes A, C, Y, and Institutional Class shares, respectively. This contractual expense limitation is effective through October 29, 2016, but can be terminated by a vote of the Board of Trustees of the Trust (the "Board") if it deems the termination to be beneficial to the Fund's shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the

Touchstone Large Cap Fund

same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$684	$291	$90	$80	$191
3 Years	$1,509	$1,094	$349	$294	$1,094
5 Years	$2,347	$2,009	$629	$527	$2,009
10 Years	$4,505	$4,348	$1,426	$1,194	$4,348

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (i.e., "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of large capitalization U.S. listed companies. For purposes of the Fund, a large capitalization company has a market capitalization within the range represented in the Russell 1000® Index (between $1.59 billion and $723 billion as of June 30, 2015) at the time of purchase. The size of the companies in the Russell 1000® Index will change with market conditions.

The Fund's sub-advisor, London Company of Virginia d/b/a/ The London Company (the "Sub-Advisor"), seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company's respective private market values. Guiding principles of the Sub-Advisor's large-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share; (2) balance sheet optimization; (3) optimal allocation of investments is essential to good investment results; and (4) low turnover and tax sensitivity enhances real returns. The Sub-Advisor utilizes a bottom-up approach in the security selection process. The Sub-Advisor screens a large-cap universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield. The Sub-Advisor seeks companies that are trading at 30-40% discount to intrinsic value. The Sub-Advisor looks at a company's corporate governance structure and management incentives to try to ascertain whether management's interests are aligned with shareholders' interests. The Sub-Advisor seeks to identify the sources of a company's competitive advantage as well as what levers management has at its disposal to increase shareholder value. The Sub-Advisor adds securities to the Fund when the Sub-Advisor determines that risk/reward profile of the security has made it attractive to warrant purchase.

The Fund is non-diversified and will typically hold approximately 30 to 40 securities. The Sub-Advisor invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.The Sub-Advisor generally sells a security when: it becomes overvalued and has reached its price target; the issuer's fundamentals deteriorate; there is significant trading activity by insiders; or there is a more promising alternative. The Sub-Advisor may also sell a security to adjust the Fund's overall portfolio risk.

The Fund's Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares.

•  Large-Cap Risk: The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Touchstone Large Cap Fund

Management Risk: In managing the Fund's portfolio, Touchstone Advisors, Inc. (the "Advisor") engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if a sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

The Fund's Performance

The Fund's performance information is only shown when it has had a full calendar year of operations. Because the Fund commenced operations on July 9, 2014, there is no performance information included in this summary prospectus. For a discussion on the "Prior Performance for Similar Accounts Managed by the Sub-Advisor" see the Fund's prospectus on page 43.

The Fund's Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
London Company of Virginia d/b/a/ The London Company	Stephen Goddard, CFA	Managing the Fund since its inception in July 2014	President, CIO and Lead Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Classes A and C shares may be purchased and sold directly through Touchstone Securities, Inc. ("Touchstone Securities") or through your financial intermediary. Class Y shares are available only through your financial intermediary. Institutional Class shares are available through Touchstone Securities, Inc. or your financial intermediary. Shares may be purchased or sold through Touchstone Securities by writing to it at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds' website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the amount is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a financial intermediary you will need to follow its purchase and redemption procedures.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Touchstone Large Cap Fund

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TSF-54BB-TST-TACLX-1510